UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2005

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2005 Alliance Laundry Systems LLC (the “Company”) entered into a lease agreement (the “Lease”) with 700 Stanton Drive, LLC for 134,921 square feet of manufacturing space located at 700 Stanton Street in Ripon, Wisconsin (the “Leased Premises”). The Lease term is seven years and two months beginning on January 1, 2006 with an option to extend for five years and an additional option to extend for three years. The base annual rent for the Leased Premises is $232,856. In addition to the base rent, the Company is required to pay certain taxes, insurance premiums, operating charges, maintenance charges and other costs associated with the Leased Premises.

This description of the Lease is qualified in its entirety by reference to the press release dated November 11, 2005 attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release issued November 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: November 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

/s/ Thomas L’Esperance
Date: November 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: November 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued November 11, 2005.

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